UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

LL&E Royalty Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
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☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)  Form, Schedule or Registration Statement No.:
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(4)  Date Filed:

LL&E ROYALTY TRUST

NOTICE OF SPECIAL MEETING OF TRUST UNITHOLDERS

To Be Held October 8, 2013

August 28, 2013

To Unitholders of LL&E Royalty Trust:

A Special Meeting (the “Meeting”) of holders of units (“Units” and “Unitholders”) of LL&E Royalty Trust (the “Trust”), a trust created under the laws of the State of Texas and governed by the terms of a Trust Agreement dated as of June 28, 1983 (as amended to date, the “Trust Agreement”) between The Louisiana Land and Exploration Company and First City National Bank of Houston, as predecessor in interest to Roger D. Parsons, as trustee (the “Trustee”), will be held on October 8, 2013, at 10:00 a.m., Eastern Time, at 354 Indusco Ct., Troy, Michigan 48083.   The Meeting is being called by the Trustee at the request of Shrikant Mehta, who is the holder of more than 10% of the outstanding Units.   The Meeting is being held for the purpose of amending Section 11.07 of the Trust Agreement to change the situs of the Trust from Texas to Michigan (the “Proposal”), and as more fully described in the accompanying proxy statement (the “Proxy Statement”) describing the business to be transacted at the Meeting.

The Trustee makes no recommendation to Unitholders regarding the Proposal.

The close of business on August 23, 2013 (the “Record Date”) has been fixed as the record date for the determination of Unitholders entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Only holders of record of Units of the Trust at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting.

The proxy is being solicited by the Trustee.  Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Trust has elected to provide access to its proxy materials via the Internet.  Accordingly, the Trust sent a Notice of Internet Availability of Proxy Materials (“Notice”) to the Trust’s Unitholders as of the Record Date on or about August 23, 2013 containing instructions on how to access this Proxy Statement and vote online and made the proxy materials available to the Unitholders of the Trust over the Internet.  All Unitholders will have the ability to access the Proxy Statement on the website referred to in the Notice or request to receive a printed set of the proxy materials.   Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.  Whether or not you plan to attend the Meeting, Unitholders are encouraged to take advantage of the availability of the proxy materials on the Internet, by telephone or requesting a printed set of the proxy materials as described in the Notice.

All Unitholders are cordially invited to attend the Meeting in person.  You are encouraged to vote via the Internet or by telephone.  You also have the option of voting by completing, signing, dating and returning the proxy card, should you request one as set forth in the Notice.  Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote in person if you decide to attend the Meeting

Very truly yours,

/s/ Roger D. Parsons

Trustee of LL&E Royalty Trust

LL&E ROYALTY TRUST

Roger D. Parsons, Trustee

354 Indusco Ct.

Troy, Michigan 48083

PROXY STATEMENT

INTRODUCTION AND VOTING MATTERS

Roger D. Parsons (the “Trustee”), as trustee of LL&E Royalty Trust (the “Trust”), requests your proxy for use at the Special Meeting (the “Meeting”) of holders of Units of the Trust to be held on October 8, 2013, 2013, at 10:00 a.m. Eastern Time, at 354 Indusco Ct., Troy, Michigan 48083, and at any adjournment or postponement thereof. By submitting the proxy, you authorize the persons named in the proxy to represent you and to vote your Units at the Meeting.

The Trust has made this Proxy Statement available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Trust’s solicitation of proxies for use at the Meeting.  This Proxy Statement was first sent or made available to Unitholders on or about August 23, 2013. You are invited to attend the Meeting and are requested to vote on the Proposal described in this Proxy Statement.

This solicitation of proxies is made by the Trustee. The Meeting has been called at the request of Mr. Shrikant Mehta, who is the holder of more than 10% of the outstanding units.  As the Unitholder requesting the Meeting, Mr. Shrikant Mehta has agreed to pay the reasonable and necessary costs of the solicitation.

The Trustee has fixed the close of business on August 23, 2013 (the “Record Date”) as the record date for the determination of Unitholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. The outstanding voting securities of the Trust as of the Record Date consisted of 18,991,304 Units, with each Unit entitled to one vote. All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the Proposal.

Any Unitholder may revoke a proxy at any time prior to its exercise by delivering written notice to Roger D. Parsons, Trustee at 354 Indusco Ct., Troy, Michigan 48083, or by signing and delivering another proxy of a later date or by personally voting at the Meeting.

A quorum at the Meeting will consist of the presence, in person or by proxy, of holders of a majority of the Units issued and outstanding on the Record Date. In the event a quorum is not present, the holders of a majority of the Units who are present or represented by proxy at the Meeting will have the power to adjourn the Meeting from time to time without notice, other than an announcement at the Meeting of the time and place of the holding of the adjourned meeting, until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Meeting had a quorum originally been present. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each Unitholder of record entitled to vote at the adjourned meeting. No matter may be acted upon at the Meeting other than the matter described in the Notice of Special Meeting accompanying this Proxy Statement.

Abstentions and broker non-votes will count in determining if a quorum is present at the Meeting.  A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority to vote on the Proposal and has not received voting instructions with respect to the Proposal. Brokers and other nominees do not have discretion to vote on the Proposal without your instruction. If you do not instruct your broker how to vote on the Proposal, your broker may deliver a non-vote on the Proposal, which will have the effect of a vote against the Proposal.

The affirmative vote of a majority of the Units issued and outstanding on the Record Date will be required to approve the Proposal. Consequently, abstentions and broker non-votes will have the effect of votes against the Proposal.

The Trustee makes no recommendation to Unitholders regarding the Proposal.

If you are a Unitholder of record of the Trust’s Units there are four ways to vote:

●	In person. If you are a Unitholder of record, you may vote in person at the Meeting. You will receive a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If you are a beneficial owner of Units held in street name, there are four ways to vote:

●
In person. If you are a beneficial owner of Units held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the organization that holds your Units. Please contact that organization for instructions regarding obtaining a legal proxy.

●	Via the Internet. You may vote by proxy via the Internet by visiting https://www.iproxydirect.com/LRTR and entering the control number found in the Notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.

Background

The Trust was created under the laws of the State of Texas on June 28, 1983 pursuant to a Trust Agreement (the “Trust Agreement”) between The Louisiana Land and Exploration Company and First City National Bank of Houston.  The Bank of New York Mellon Trust Company, N.A. served as Trustee from October 2, 2006 until November 10, 2011 when the Unitholders, through a Special Meeting voted to remove Bank of New York Mellon Trust Company, N.A. and appoint James E. Barlett as successor trustee.  James E. Barlett served in this capacity until May 31, 2013, when the Unitholders, through a Special Meeting voted to remove James E. Barlett as Trustee and appoint Roger D. Parsons as successor trustee.  Roger D. Parsons has served in this capacity since that date.  The Trustee’s offices are located at 354 Indusco Ct., Troy, Michigan 48083, and its telephone number is (248) 585-9900.  The Trust Units are traded in the over the counter market under the symbol “LRTR.”

Section 5.02 of the Trust Agreement requires the Trustee to call a meeting of the Unitholders under certain circumstances at the request of Unitholders holding at least ten percent (10%) of the Units.  Pursuant to section Section 5.02, Mr. Shrikant Mehta, who is the holder of more than 10% of the outstanding Units, has requested that the Trustee call the Meeting and offer the Proposal to Unitholders.

PROPOSAL—  TO AMEND SECTION 11.07 OF THE TRUST AGREEMENT

Amendment to Section 11.07

Mr. Mehta has proposed that Section 11.07 of the Trust Agreement be amended (the “Amendment”) to change the situs of the Trust from Texas to Michigan. Annex A provides the full text of Section 11.07, marked to show the Amendment.  Unitholders should review Annex A in deciding how to vote on the Proposal.

Mr. Mehta has proposed the Amendment because the Trustee is located in Michigan and administers the Trust in Michigan.  The beneficial owners of more than 40% of the outstanding Units of the Trust are also located in Michigan.  Mr. Mehta believes that the Amendment is necessary to accurately reflect situs as the location where the Trust is being administered.  Mr. Mehta has recommended the Amendment to be effective as of the date of its approval by the Unitholders and demanded a meeting of Unitholders to vote on the Proposal.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Based solely on filings made with the SEC, the following persons were beneficial owners of more than 5% of the outstanding Units as of the Record Date:

Name	Number of Units	Percentage of Class

Jeffrey R. Beckett	4,187,417	22.0%
380 North Old Woodward Ave Suite 300 Birmingham, Michigan 48009

Shrikant Mehta	4,058,531	21.4%
354 Indusco Court Troy, Michigan 48083

Barry T. Brooks	1,298,813	6.8%
1628 East Main St. Springfield, OH, 45503

Trellus Management Company, LLC	1,119,000	5.9%
350 Madison Avenue, 9th Floor New York, New York 10017

The Trust has no officers or directors or persons performing similar functions. Except as described herein, the Trustee knows of no arrangements, including the pledge of Trust Units, the operation of which may at a subsequent date result in a change in control of the Trust.

Trustee’s Belief Regarding the Voting Intentions of Mr. Mehta

The Trustee is of the understanding that Mr. Mehta intends to vote in favor of the Proposal.  Mr. Mehta is the beneficial owner of 4,058,531 Units, or approximately 22.0% of the outstanding Units.

No Recommendation of Trustee

The sole purpose of the Meeting is to vote on the Proposal.  Consequently, Mr. Parsons, as Trustee, makes no recommendation to Unitholders on the matters to be voted upon at the Meeting.

Arrangements with Trustee

Except for Mr. Mehta’s agreement to pay the reasonable and necessary costs of the Meeting, and the Trustee’s agreements to solicit proxies in order to facilitate voting by the Unitholders and to not oppose the Proposal, there is no arrangement or agreement between Mr. Mehta and the Trustee regarding any matter in connection with the Trustee’s calling of the Meeting.

Except as described above, there is no arrangement or agreement between the Trustee and any person relating to the Trustee’s calling of the Meeting.

Vote Required

Approval of the Proposal will require the affirmative vote of a majority of the outstanding Units.  Abstentions and broker non-votes will have the effect of votes against the Proposal.

Under the Trust Agreement, no matters may be acted upon at the Meeting other than the matters described in the Notice of Special Meeting accompanying this Proxy Statement.

OTHER INFORMATION

Costs of Proxy Solicitation

As the Unitholder requesting the Meeting, Mr. Mehta has agreed to pay the costs of the meeting and solicitation of the proxies, including the costs of printing and mailing these proxy materials to the Unitholders and of forwarding materials to beneficial holders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended requires persons who beneficially own more than 10% of the Trust’s Units (collectively, “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.  To the Trustee’s knowledge no Reporting Persons have complied with the applicable reporting requirements of Section 16(a).

Deadline for Receipt of Unitholder Proposals

The Trust does not hold annual meetings of Unitholders. Accordingly, the Trust does not publish a date by which Unitholders must make proposals for inclusion in an annual meeting.  The Trustee may call meetings of Unitholders pursuant to the terms of the Trust Agreement to approve any appropriate matter, and is required to do so under certain circumstances if so requested by the holders of at least 10% of the Units.

Where You Can Find More Information

The Trust files annual, quarterly and periodic reports and other information with the SEC. The Trust’s SEC filings are available to the public over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document the Trust files at the SEC’s public reference room at 100 F Street, NE Washington, DC 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room.

The Trust will provide copies of the reports and other information filed with the SEC to any Unitholder, at the actual cost of reproduction, upon written request to the Trustee, Roger D. Parsons, 354 Indusco Ct., Troy, Michigan 48083.

ROGER D. PARSONS
Trustee of LL&E Royalty Trust

ANNEX A

Amendment

11.07 Situs of Trust.  The situs of the Trust hereby created is ~~Texas~~ Michigan, and wherever possible the laws of Texas shall control with respect to the construction, administration and validity of the Trust.  Subject to the express provisions of this Trust Agreement, the provisions of the Texas Trust Act are declared and agreed to apply to all matters involving the Trust or the Trustee or in any manner affecting the administration of the Trust.  The laws of Louisiana shall apply to the extent that they are applicable.

LL&E ROYALTY TRUST THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEE SPECIAL MEETING OF UNITHOLDERS – OCTOBER 8, 2013 AT 10:00 AM EASTERN TIME

CONTROL ID:
REQUEST ID:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/LRTR
PHONE:	Call toll free 1-866-752-VOTE (8683)

SPECIAL MEETING OF THE UNIT HOLDERS OF LL&E ROYALTY TRUST			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		à	FOR	AGAINST	ABSTAIN

	To amend Section 11.07 of the Trust Agreement to change the situs of the Trust from Texas to Michigan.		☐	☐	☐
CONTROL ID:
REQUEST ID:

MARK HERE FOR ADDRESS CHANGE ☐

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Special Meeting of Unitholders to be October 8, 2013, and the related Proxy Statement, and appoints Roger D. Parson, as Trustee, (or his duly appointed agent) as his or her true and lawful agent and proxy, with full power of substitution and resubstitution in each, to represent the undersigned, with all powers which the undersigned would possess if personally present, and to vote all Units of LL&E Royalty Trust that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, on the record date for the Special Meeting, at the Special Meeting of Unitholders of LL&E Royalty Trust to be held at 354 Indusco Ct., Troy, Michigan 48083, on October 8, 2013 at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof, on all matters coming before said meeting.

The Proposal to be voted on at the Special Meeting is made by Mr. Shrikant Mehta, who is a Unitholder in LL&E Royalty Trust.

Any Proxy, when properly granted, will be voted in the manner directed and will authorize the Proxies to take action in their discretion upon other matters that may properly come before the meeting. Proxies are authorized to vote upon matters incident to the conduct of the meeting such as approval of one or more adjournments of the meeting for the purpose of obtaining additional Unitholder votes.
New Address (if applicable): ________________________ ________________________ ________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)
Dated: ________________________, 2013